SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


           Current Report Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)  March 14, 1995



                          THE QUAKER OATS COMPANY
          (Exact name of Registrant as specified in its charter)



          New Jersey          1-12                36-1655315
          (State or other     (Commission         (I.R.S. Employer
          jurisdiction of     File Number)        Identification No.)
          incorporation)




       Quaker Tower,  P.O. Box 049001, Chicago, Illinois  60604-9001
                 (Address of principal executive offices)

                               312-222-7111
              (Registrant's telephone number, including area code)


Item 2.  Acquisition or Disposition of Assets

On March 14, 1995, The Quaker Oats Company, a New Jersey corporation and the Registrant herein (the "Company"), and QO Acquisition Corp. ("QO"), a Delaware corporation and a direct, wholly owned subsidiary of the Company, completed the sale to H. J. Heinz Company, a Pennsylvania corporation, and its wholly owned subsidiary Star-Kist Foods Corp., a California corporation ("Heinz"), for $725 million in cash, of certain assets, liabilities and obligations of their Pet Food Business (which includes the businesses in the United States, Canada and Mexico), including all of the issued and outstanding capital stock of Gaines Pet Foods Corp., a Delaware corporation and a wholly owned subsidiary of QO. The acquisition was made pursuant to the Purchase Agreement dated February 6, 1995, among the Company, QO and Heinz, as supplemented by Supplement No. 1 thereto dated March 14, 1995.
The purchase price was determined by arms'-length negotiation between the Company and Heinz. The assets sold included, among other things, various machinery, equipment, inventory, books and records, intellectual and intangible property, manufacturing facilities in Kankakee, Illinois, and Lawrence and Topeka, Kansas, and a pet kennel in Barrington, Illinois. Major brands sold included Kibbles'n Bits, Cycle, Gravy Train and Ken-L Ration dog food and Snausages, Pup-Peroni and Pounce pet treats. The liabilities assumed include primarily advertising and merchandising reserves and vacation accruals.

Item 7.  Financial Statements and Exhibits

(b) Unaudited pro forma combined financial information with respect to the disposition of the Pet Food Business is attached as an exhibit to this Form 8-K.

(c) Exhibits (listed by numbers corresponding to the provisions of Item 601 of Regulation S-K)

     (2)(a)  Purchase Agreement dated February 6, 1995, among the
     Company, QO and Heinz.

     (2)(b) Supplement No. 1 to Purchase Agreement dated March 14, 1995, among the Company, QO and Heinz.

     (2)(c) Notice of Assignment of Rights Under the Purchase Agreement dated February 6, 1995, as supplemented by Supplement No. 1 thereto.

     (99) Unaudited pro forma combined financial information of the Company with respect to the disposition of the Pet Food Business.
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                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


THE QUAKER OATS COMPANY



By       Thomas L. Gettings
     Thomas L. Gettings
     Vice President and
     Corporate Controller


Date:  March 28, 1995





















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                           EXHIBIT INDEX

                                                    Electronic (E) or
         Exhibit                                    Incorporated by
         Number          Exhibit Description        Reference (IBRF)

         (2)(a)          Purchase Agreement dated        E
                         February 6, 1995, among the
                         Company, QO and Heinz.

         (2)(b)          Supplement No. 1 to Purchase    E
                         Agreement dated March 14,
                         1995, among the Company,
                         QO and Heinz.

         (2)(c)          Notice of Assignment of Rights  E
                         Under the Purchase Agreement
                         dated February 6, 1995, as
                         supplemented by Supplement
                         No. 1 thereto.

         (99)            Unaudited pro forma combined    E
                         financial information of the
                         Company with respect to the
                         disposition of the Pet Food
                         Business.
















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